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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): February 21, 2001

                         South Street Financial Corp.
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            (Exact name of registrant as specified in its charter)


       North Carolina                  0-21083                  56-1973261
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



                             155 West South Street
                        Albemarle, North Carolina 28001
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                   (Address of principal executive offices)



Registrant's telephone number, including area code:  (704) 982-9184


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant:

February 21, 2001 South Street Financial Corp. (the "Registrant") engaged Dixon Odom, PLLC ("Dixon Odom") as its successor independent audit firm and dismissed McGladrey & Pullen, LLP ("McGladrey") as its independent auditors. The change resulted from the Registrant's Audit Committee considering bids for the Registrant's audit work.

McGladrey served as the Registrant's independent accountants to audit the Registrant's three most recent fiscal year ends. McGladrey's reports on the Registrant's financial statements for each of those years (fiscal years ended December 31, 2000 and September 30, 1999 and 1998) did not contain an adverse opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's three most recent fiscal year ends (fiscal years ended December 31, 2000 and September 30, 1999 and 1998) and the subsequent interim period from January 1, 2001 through February 21, 2001, there have been no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference thereto in their report on the financial statements for such years.

During the Registrant's three most recent fiscal year ends (fiscal years ended December 31, 2000 and September 30, 1999 and 1998) and the subsequent interim period from January 1, 2001, through February 21, 2001, neither the Audit Committee of the Registrant (nor anyone acting on its behalf) consulted with Dixon Odom or any other independent accountant regarding any application of accounting principle to a specified transaction, either completed or proposed; or any type of audit opinion that might be rendered on the Registrant's financial statements. Neither a written report nor oral advice was provided by Dixon Odom or any other independent accountant to the Registrant that the new auditors concluded was an important factor considered by the Registrant in reaching a decision on any accounting, auditing, or financial reporting issue.

The Registrant has provided McGladrey and Dixon Odom with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. Both McGladrey and Dixon Odom have been provided with the opportunity to deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. The Registrant has requested that both McGladrey and Dixon Odom provide such letters within ten (10) business days upon the Registrant's filing of this Form 8-K. Upon receipt of such letters, the Registrant will file an amendment to this Form 8-K within two (2) business days, including the letters as an exhibit.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOUTH STREET FINANCIAL CORP.


Date: February 23, 2001              By:   /S/ Carl M. Hill
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                                     Carl M. Hill, President and
                                       Chief Executive Officer